ADDENDUM

TO

SERVICE AGREEMENT

This ADDENDUM (this “Addendum”), effective as of October 15, 2013, is entered into by and between Amira Nature Foods Ltd, a British Virgin Islands company (the “Company”), and Karan A. Chanana (the “KAC”). Capitalized terms that are used but not defined herein have the meaning set forth in the Service Agreement (as defined below).

WHEREAS, the Company and KAC are parties to that certain Service Agreement, dated as of June 14, 2012 (the “Service Agreement”, a copy of which was filed by the Company as Exhibit 10.4 to the Company’s Form F-1 initially filed with the Securities and Exchange Commission on August 29, 2012) pursuant to which KAC is appointed as Chairman of the Board and Chief Executive Officer of the Company; and

WHEREAS, the Company and KAC wish to add certain provisions to the Service Agreement, and to memorialize certain other agreements relating thereto, as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. New Section 3.12 is hereby added to the Service Agreement:

“3.12 Furthermore, subject to approval by the Compensation Committee of the Board and subject to the terms and conditions of the applicable Amira securities and incentive plan, at its sole discretion, the Board may review and grant such options from time to time at an exercise price to be determined by the Compensation Committee of the Board.”

2. Ratification. Each of the undersigned hereby ratifies the Service Agreement, as modified by this Addendum, and agrees that the Service Agreement, as modified hereby, shall continue in full force and effect, in accordance with its terms.

3. Counterparts. This Addendum may be executed in two or more counterparts, including by facsimile, email or other electronic means, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

AMIRA NATURE FOODS LTD.

By:	/s/ Bimal Raizada
Name:	Bimal Raizada
Title:	Director

/s/ Karan A. Chanana
Name:	Karan A. Chanana

[Signature Page to Addendum to Service Agreement]